                                                                    EXHIBIT 99.5

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING CHEMICALS INTERNATIONAL, INC.    PETITION DATE: 07/16/01

                                                     CASE NUMBER: 01-37809-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: SEPTEMBER   YEAR: 2001

              MONTH                     7/16/01-8/31/01     9/30/01
------------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                          $    123,655    $ (460,327)     $       --      $       --      $       --      $       --

INCOME BEFORE INT. DEPREC./TAX (MOR-6)    $    110,646    $ (460,327)     $       --      $       --      $       --      $       --

NET INCOME (LOSS) (MOR-6)                 $     19,648    $ (520,992)     $       --      $       --      $       --      $       --

PAYMENTS TO INSIDERS (MOR-9)              $         --    $       --      $       --      $       --      $       --      $       --

PAYMENTS TO PROFESSIONALS (MOR-9)         $         --    $       --      $       --      $       --      $       --      $       --

TOTAL DISBURSEMENTS (MOR-7)               $         --    $       --      $       --      $       --      $       --      $       --


***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                             EXP.
       See attachment 2                              DATE
-----------------------------
CASUALTY                           YES (x) NO ( )  08-01-02
LIABILITY                          YES (x) NO ( )  07-01-02
VEHICLE                            YES (x) NO ( )  07-01-02
WORKER'S                           YES (x) NO ( )  07-01-02
OTHER                              YES (x) NO ( )  various


ATTORNEY NAME:                     Jeff Spiers
FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103


Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid? NO                 If so, describe


--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts? YES

Were any assets disposed of outside the normal course of business? NO

If so, describe
               -----------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A Plan of Reorganization is currently being developed.
--------------------------------------------------------------------------------

              I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

              SIGNED           /s/ PAUL VANDERHOVEN
                               -------------------------------------------
                                          (ORIGINAL SIGNATURE)



              TITLE            VP Finance, CFO
                               -------------------------------------------


MOR-1

CASE NAME: STERLING CHEMICALS INTERNATIONAL, INC.   CASE NUMBER: 01-37809-H4-11


                                                                                                                    PAID
     COVERAGE              POLICY PERIOD            POLICY NO.            LIMITS            CARRIER                THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2



MOR-1  ATTACHMENT 2

                                                                    Page 3 of 12
                                                                        10/18/01

                              SUMMARY OF COVERAGES
                      FOR STERLING CHEMICALS HOLDINGS, INC.


NO.       TYPE OF INSURANCE               AMOUNTS/LIMITS              INSURANCE CO.       TERM        EXPIRE
---       -----------------               --------------              -------------       ----        ------

  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year       7/1/02
                                Liability.                         Zurich US
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence. Ded.    American Guar.        1 year       7/1/02
                                $25,000 per occurrence.            Zurich Amer.

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year       7/1/02
      Excess to $1 Million SIR  aggregate.  Excess $1,000,000 GL
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year       7/1/02
                                aggregate.                         (Reinsured
                                                                   through  AIG.)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year       7/1/02
                                aggregate.


  6   Excess Liability          $100,000,000 ea. loss and          Lloyd's               1 year       7/1/02
                                aggregate.                         Lore


  7   Excess Liability          $50,000,000                        Zurich                1 year       7/1/02

  8   Excess Liability          $50,000,000                        AIG                   1 year       7/1/02




NO.       TYPE OF INSURANCE         EXPOSURE BASE                 ANNUAL PREMIUM
---       -----------------         -------------                 --------------

  1   Workers Compensation       Total annual         $195,653 - Audit at (AFCO)
                                 remuneration         expiration. Plus all losses within
                                                      deductible.

  2   Automobile Liability       Number of vehicles   $92,955 (AFCO)
                                 owned and leased


  3   Excess Liability           Annual revenues and  $451,090 Annual - Half on 7/1/01; 1/2
      Excess to $1 Million SIR   remuneration         on 1/1/02.


  4   Excess Liability           Included             Included



  5   Excess Liability           Flat charge - based  $295,000
                                 on exposures and
                                 risk potential

  6   Excess Liability           Flat charge - based  $241,886
                                 on exposures and
                                 risk potential

  7   Excess Liability           Flat charge          $109,210

  8   Excess Liability           Flat Charge          $80,938

                                                                    Page 4 of 12
                                                                        10/18/01



NO.       TYPE OF INSURANCE               AMOUNTS/LIMITS              INSURANCE CO.       TERM        EXPIRE
---       -----------------               --------------              -------------       ----        ------

  9   Excess Liability          $50,000,000                        Starr Excess          1 year       7/1/02

 10   Marine Terminal           $50,000,000 ea. occurrence         New Hampshire Ins.    1 year       7/1/02
      Operators Liability and   Ded. $25,000 per occurrence        Co. thru Marsh
      Charterer's Legal         $100,000 pollution per             London
      Liability                 occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year       7/1/02
                                P&L                                Brockbank &
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year       7/1/02
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 13   Property Damage,          $ Total insured values combined    Munich Re: et. al.    1 year       8/1/02
      Business Interruption     all-risk. Sublimits: Flood -
      and Boiler & Machinery    $100 mil., Earthquake - $100
                                mil., $10 mil extra expense.
                                Ded.: Petrochem $1,000,000 PD,
                                10 day - BI. Pulp & Fibers - $1
                                mil. PD/BI.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year       8/21/02
      Liability                 policy year. Ded. $1,000,000       Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year       8/21/02
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year       8/21/02
      Liability                                                    Co.


NO.       TYPE OF INSURANCE        EXPOSURE BASE                 ANNUAL PREMIUM
---       -----------------        -------------                 --------------

  9   Excess Liability          Flat Charge          $62,500

 10   Marine Terminal           Based on volume      $27,000 (AFCO) Min. premium & deposit.
      Operators Liability and   throughput and no.
      Charterer's Legal         chartered vessels.
      Liability

 11   Excess Marine Liability   Volume thru put &    $57,375
                                vessels docked.


 12   Excess Marine Liability   Flat                 $21,250



 13   Property Damage,          Property Values -    Annual - Financed through AFCO.
      Business Interruption     PD Income values -   $4.0M (est.)
      and Boiler & Machinery    BI PML, fire
                                protection
                                available; many
                                other factors.


 14   Directors & Officers      Various              $316,000 (15 mos.)
      Liability


 15   Excess Directors &        Various              $223,700 (15 mos.)
      Officers Liability

 16   Directors & Officers      Various              $115,000 (15 mos.)
      Liability

                                                                    Page 5 of 12
                                                                        10/18/01


NO.       TYPE OF INSURANCE               AMOUNTS/LIMITS              INSURANCE CO.       TERM        EXPIRE
---       -----------------               --------------              -------------       ----        ------

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year       10/1/02
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Zurich-American       1 year       7/1/02
      Protection & Indemnity    (M-25  =  $1,500,000)              Insurance Co.
                                Ded. $5,000 per loss.
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year       7/1/02
                                Section  B -  $5,000,000           Insurance Syndicate
                                CERCLA -  $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year     Continuing
                                $1,000,000 any one barge
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year     Continuing
                                                                   International

 22   Fiduciary                 $10,000,000                        National Union        1 year       8/21/02
                                Ded. $250,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                ECS                   1 year       1/15/02
      Liability (Petrochem &    $8,000,000 aggregate               (Indian Harbor)
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year      Continuous
      Bonds - Petrochem                                            Indemnity




NO.       TYPE OF INSURANCE        EXPOSURE BASE                 ANNUAL PREMIUM
---       -----------------        -------------                 --------------

 17   Employee Dishonesty &     Various              $14,450
      Depositor's Forgery

 18   Hull & Machinery and      Hull & Machinery     $29,378 (AFCO)
      Protection & Indemnity    values



 19   Pollution Insurance       Hull gross           $4,258 (AFCO)
                                registered tonnage


 20   Marine and Railroad Cargo Declared shipment    $40,000 Annual Approx.
                                values



 21   Duty Drawback Bond        Limit                $2,875


 22   Fiduciary                 Various              $22,000 - Financed through Imperial.

 23   Environmental Impairment  Loss Potential       $106,200 - Financed through AFCO.
      Liability (Petrochem &
      Fibers)

 24   Closure/Post Closure      Estimated            $40,610
      Bonds - Petrochem         Closure/Post
                                Closure Costs

      ANNUAL TOTAL:             $3,459,260 *

*Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED SEPTEMBER 30, 2001
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $   1,371                $   1,222              $       -                  $    296
        Trade accounts receivable, net              -                   42,057                     44                     3,131
        Other Receivables                           -                    2,819                      -                         -
        Due from affiliates                         -                   19,544                 11,309                     4,522
        Inventories                                 -                   26,899                      -                     8,819
        Prepaid expenses                            9                    2,585                      -                         -
        Deferred income tax benefit                 -                        -                      -                         -
                                            ---------------------------------- ------------------------------------------------
TOTAL CURRENT ASSETS                            1,380                   95,126                 11,353                    16,768

Property, plant and equipment, net                  -                  127,479                  3,325                     6,310
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                      -                         -
Investments in Subs                            35,059                   95,073                  4,955                         -
Other assets                                    7,356                   24,279                      -                     1,428
                                            ---------------------------------- ------------------------------------------------

TOTAL ASSETS                                $  43,795                $ 343,457              $  19,633                  $ 24,506
                                            ================================== ================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                   1                  104,081                  1,676                     3,582
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   20,051                      -                     5,055
        Unsecured debt                        192,878                  277,260                  1,110                    73,391
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                      254                      -                        35
Less: Unearned compensation                         -                     (458)                     -                       458
Redeemable preferred stock                     27,272                  (15,769)                     -                    15,769
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital           (367,555)                (229,904)                     -                     9,676
        Retained earnings-Filing Date         191,191                 (215,021)                15,690                  (138,587)
        Retained earnings-Post Filing Date          8                  (23,305)                 1,156                    (2,094)
        Pension adjustment                          -                     (135)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                       (3)                     -                         -
                                            ---------------------------------- ------------------------------------------------
                                             (176,356)                (468,293)                16,847                  (131,005)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ---------------------------------- ------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (176,356)                (470,830)                16,847                  (131,005)

TOTAL LIABILITIES AND EQUITY                $  43,795                $ 343,457              $  19,633                 $  24,506
                                            ================================== ================================================
                                            $       -                $       -              $       -                  $      -


                                         ------------------------------------------------------------------------------------------
                                          STERLING CHEMICALS    STERLING CANADA,        STERLING PULP             STERLING PULP
                                             INT'L, INC.              INC.            CHEMICALS US, INC.         CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11        01-37811-H4-11           01-37812-H4-11
                                         ------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                 $     916             $       -                 $     170
        Trade accounts receivable, net             -                     3,366                   992                     5,095
        Other Receivables                          -                     4,350                     -                         -
        Due from affiliates                    2,634                    43,628                   835                     5,969
        Inventories                                -                         -                   104                     1,713
        Prepaid expenses                        (283)                        -                     -                        16
        Deferred income tax benefit                -                         -                     -                         -
                                           -----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           2,351                    52,260                 1,931                    12,963

Property, plant and equipment, net                 -                         -                     -                    44,332
Deferred income taxes                              -                         -                     -                         -
Investments-Third Party                            -                         -                     -                         -
Investments in Subs                                -                   297,229                 3,118                         -
Other assets                                   2,754                     7,335                     -                         -
                                            ----------------------------------------------------------------------------------

TOTAL ASSETS                                $  5,105                 $ 356,824             $   5,049                 $  57,295
                                            ==================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 13                    19,774                   463                     2,716
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                    67,152                     -                         -
        Secured Debt Accrued Interest *          323                     5,932                     -                         -
        Unsecured debt                           840                   264,992                   170                    62,478
        Other / Intercompany                       -                     5,727                     -
        Deferred income taxes                      -                         -                     -                         -

Common stock held by new ESOP                      -                         -                     -                         -
Less: Unearned compensation                        -                         -                     -                         -
Redeemable preferred stock                         -                         -                     -                         -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                        48                     -                         -
        Additional paid-in capital                 -                    83,348                 5,438                     3,118
        Retained earnings-Filing Date            779                   (90,595)                 (876)                  (10,908)
        Retained earnings-Post Filing Date      (502)                      446                  (146)                     (109)
        Pension adjustment                         -                         -                     -                         -
        Accumulated translation adj.               -                         -                     -                         -
        Deferred compensation                      -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
                                                 277                    (6,753)                4,416                    (7,899)
        Treasury stock at cost                     -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                       277                    (6,753)                4,416                    (7,899)

TOTAL LIABILITIES AND EQUITY                $  5,105                 $ 356,824             $   5,049                 $  57,295
                                            ==================================================================================
                                            $      -                 $       -             $      -                  $       -

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $        -            $    3,975
        Trade accounts receivable, net               -                54,685
        Other Receivables                            -                 7,169
        Due from affiliates                    (81,463)                6,978
        Inventories                                  -                37,535
        Prepaid expenses                             -                 2,327
        Deferred income tax benefit                  -                     -
                                          ---------- - ---------------------
TOTAL CURRENT ASSETS                           (81,463)              112,669

Property, plant and equipment, net                   -               181,446
Deferred income taxes                                -                     -
Investments-Third Party                              -                 1,500
Investments in Subs                           (385,026)               50,408
Other assets                                        (1)               43,151
                                          ---------- - ---------------------

TOTAL ASSETS                                 $(466,490)            $ 389,174
                                          ========== = =====================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)              (25,088)              107,218
Pre-Petition liabilities:
        Notes Payable - Secured *              (60,873)              295,000
        Secured Debt Accrued Interest *         (5,378)               25,983
        Unsecured debt                        (130,528)              742,591
        Other / Intercompany                  (201,020)                5,727
        Deferred income taxes                        -                     -

Common stock held by new ESOP                        -                   289
Less: Unearned compensation                          -                     -
Redeemable preferred stock                           -                27,272
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                (1)                  123
        Additional paid-in capital             (43,602)             (539,481)
        Retained earnings-Filing Date                -              (248,327)
        Retained earnings-Post Filing Date           -               (24,546)
        Pension adjustment                           -                  (135)
        Accumulated translation adj.                 -                     -
        Deferred compensation                        -                    (3)
                                          ---------- - ---------------------
                                               (43,603)             (812,369)
        Treasury stock at cost                       -                (2,537)
                                          ---------- - ---------------------
TOTAL STOCKHOLDERS' EQUITY                     (43,603)             (814,906)

TOTAL LIABILITIES AND EQUITY                 $(466,490)            $ 389,174
                                          ========== = =====================
                                             $       -             $       -


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING CHEMICALS INTERNATIONAL, INC.    CASE NUMBER: 01-37809-H4-11


                     SCHEDULE OF POST-PETITION LIABILITIES

                                      ----------------------------------------------------------------------------------------------
                                        8/31/2001(1)      9/30/01         MONTH           MONTH           MONTH           MONTH
                                      ----------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                   $        13  $           13  $           --  $           --  $           --  $        --
ROYALTY AND REVENUE PAYABLE                       --              --              --              --              --           --
NOTES PAYABLE                                     --              --              --              --              --           --
TAX PAYABLE:                                      --              --              --              --              --           --
    Federal Payroll Taxes                         --              --              --              --              --           --
    State Payroll & Sales                         --              --              --              --              --           --
    Ad Valorem Taxes                              --              --              --              --              --           --
    Other Taxes (Property/franchise)              --              --              --              --              --           --
TOTAL TAXES PAYABLE                      $        --  $           --  $           --  $           --   $          --  $        --
SECURED DEBT POST-PETITION                        --              --              --              --              --           --
ACCRUED INTEREST PAYABLE                          --              --              --              --              --           --
*ACCRUED PROFESSIONAL FEES:                       --              --              --              --              --           --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs            --              --              --              --              --           --
  2.  Lease Operating Expenses/Capital            --              --              --              --              --           --
TOTAL POST-PETITION LIABILITIES (MOR-3)  $        13  $           13  $           --  $           --  $           --  $        --
====================================================================================================================================


*Payment Requires Court Approval

(1) Represents the period 7/17/01 thru 08/31/01

MOR-4

CONSOLIDATED DEBTORS(1)

                     AGING OF POST-PETITION LIABILITIES(2)        (IN THOUSANDS)
                                  MONTH 9/30/01
                                        -------

                                                                                  AD-VALOREM,          ROYALTY
DAYS          TOTAL        TRADE ACCTS       FED TAXES         STATE TAXES        OTHER TAXES        AND INSURANCE
-----      -----------    -------------    --------------     --------------     --------------     ---------------

 0-30       $  107,219    $   105,518        $       5         $      34           $   1,662          $      --
 31-60              --             --               --                --                  --                 --
 61-90              --             --               --                --                  --                 --
 91 +               --             --               --                --                  --                 --
 TOTAL      $  107,219    $   105,518        $       5         $      34           $   1,662          $      --



                          AGING OF ACCOUNTS RECEIVABLE(3)

MONTH
-----      -----------    -------------    --------------     --------------     --------------     ---------------
0-30        $   50,234    $    50,234        $      --         $      --           $      --          $      --
31-60             (764)          (764)              --                --                  --                 --
61-90            9,179          9,179               --                --                  --                 --
91 +             4,962          4,962               --                --                  --                 --
TOTAL       $   63,611    $63,610,978        $      --         $      --           $      --          $      --

(1) MOR 5 is presented only on a consolidated debtor basis.

(2) Days aging from due date.

(3) Days aging from invoice due date.

MOR-5

CASE NAME:   STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING SEPTEMBER 30, 2001

        STATEMENT OF INCOME (LOSS)

                                                 ----------------------------------------------------------------------------------
                                                    STERLING         STERLING         STERLING         STERLING        STERLING
                                                   CHEMICALS        CHEMICALS,        CHEMICALS         FIBERS,        CHEMICALS
                                                  HOLDINGS, INC.       INC.          ENERGY, INC.        INC.         INT'L, INC.
                                                 01-37805-H4-11   01-37806-H4-11   01-37807-H4-11   01-37808-H4-11   01-37809-H4-11
                                                 -----------------------------------------------------------------------------------
MONTH

REVENUES  (MOR-1)                                $           --   $   23,943,367   $      158,149   $    1,311,018   $     (460,327)
TOTAL COST OF REVENUES                                       --       25,292,855          158,149        1,399,297               --
GROSS PROFIT                                     $           --   $   (1,349,488)  $           --   $      (88,279)  $     (460,327)
====================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative              $         (990)  $      707,114   $           --   $      140,250   $           --
  Insiders Compensation                                      --          188,763               --               --               --
  Professional Fees                                          --        3,392,350               --               --               --
  Other (Earnings in Joint Venture)                          --          616,375         (616,375)              --               --

TOTAL OPERATING EXPENSE                          $         (990)  $    4,904,602   $     (616,375)  $      140,250   $           --
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)             $          990   $   (6,254,090)  $      616,375   $     (228,529)  $     (460,327)
INTEREST EXPENSE (includes amort of debt fees)          (73,954)       2,321,833               --          614,434           37,665
DEPRECIATION                                                 --        2,155,512               --           48,293           23,000
OTHER (INCOME) EXPENSES*                                     --               --               --               --               --
OTHER ITEMS**                                                --               --               --               --               --
TOTAL INT. DEPR & OTHER ITEMS                    $      (73,954)  $    4,477,345   $           --   $      662,727   $       60,665
====================================================================================================================================
NET INCOME BEFORE TAXES                          $       74,944   $  (10,731,435)  $      616,375   $     (891,256)  $     (520,992)
INCOME TAXES                                                 --           36,000               --               --               --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                        $       74,944   $  (10,767,435)  $      616,375   $     (891,256)  $     (520,992)
====================================================================================================================================


                                                 ---------------------------------------------------------------------------------
                                                    STERLING       STERLING PULP      STERLING PULP                      DEBTORS
                                                     CANADA,        CHEMICALS US,        CHEMICALS,
                                                       INC.             INC.              INC.
                                                 01-37810-H4-11    01-37811-H4-11     01-37812-H4-11   ELIMINATIONS    CONSOLIDATED
                                                 -----------------------------------------------------------------------------------
MONTH

REVENUES  (MOR-1)                                $    1,122,478   $   358,476        $ 2,936,623        $    460,327   $ 29,830,111
TOTAL COST OF REVENUES                                   26,148       516,203          1,924,492             460,327     29,777,471
GROSS PROFIT                                     $    1,096,330   $  (157,727)       $ 1,012,131        $         --   $     52,640
====================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative              $      211,587   $   (74,946)       $   606,149        $   (465,887)  $  1,123,277
  Insiders Compensation                                      --            --                 --                  --        188,763
  Professional Fees                                          --            --                 --                  --      3,392,350
  Other (Earnings in Joint Venture)                          --            --                 --                  --             --

TOTAL OPERATING EXPENSE                          $      211,587   $   (74,946)       $   606,149        $   (465,887)  $  4,704,390
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)             $      884,743   $   (82,781)       $   405,982        $    465,887     (4,651,750)
INTEREST EXPENSE (includes amort of debt fees)          236,041            --                 --             465,887      3,601,906
DEPRECIATION                                            485,795            --            405,582                  --      3,118,182
OTHER (INCOME) EXPENSES*                                     --            --                 --                  --             --
OTHER ITEMS**                                                --            --                 --                  --             --
TOTAL INT. DEPR & OTHER ITEMS                    $      721,836   $        --        $   405,582        $    465,887   $  6,720,088
====================================================================================================================================
NET INCOME BEFORE TAXES                          $      162,907   $   (82,781)       $       400        $         --   $(11,371,838)
INCOME TAXES                                                 --            --                 --                  --         36,000
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                        $      162,907   $   (82,781)       $       400        $         --   $(11,407,838)
====================================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME: STERLING CHEMICALS INTERNATIONAL          CASE NUMBER: 01-37809-H4-11

Chase Bank of Texas - #00100551903

CASH RECEIPTS AND                                                                                                        FILING TO
DISBURSEMENTS                             8/31/2001(1)    Sep-01       Oct-01       Nov-01       Dec-01       Jan-02        DATE
-----------------                         ------------  ----------   ----------   ----------   ----------   ----------   ----------

1.  CASH-BEGINNING OF MONTH                      --           --           --           --           --           --           --
RECEIPTS:
2.  CASH SALES                                   --           --           --           --           --           --           --
3.  COLLECTION OF ACCOUNTS RECEIVABLE            --           --           --           --           --           --           --
4.  LOANS & ADVANCES (attach list)               --           --           --           --           --           --           --
5.  SALE OF ASSETS                               --           --           --           --           --           --           --
6.  OTHER (attach list)                          --           --           --           --           --           --           --
TOTAL RECEIPTS                                   --           --           --           --           --           --           --
(Withdrawal) Contribution by Individual
Debtor MFR-2*                                     N/A          N/A          N/A          N/A          N/A          N/A          N/A
DISBURSEMENTS:
7.  NET PAYROLL                                  --           --           --           --           --           --           --
8.  PAYROLL TAXES PAID                           --           --           --           --           --           --           --
9.  SALES, USE & OTHER TAXES PAID                --           --           --           --           --           --           --
10. SECURED/RENTAL/LEASES                        --           --           --           --           --           --           --
11. UTILITIES                                    --           --           --           --           --           --           --
12. INSURANCE                                    --           --           --           --           --           --           --
13. INVENTORY PURCHASES                          --           --           --           --           --           --           --
14. VEHICLE EXPENSES                             --           --           --           --           --           --           --
15. TRAVEL & ENTERTAINMENT                       --           --           --           --           --           --           --
16. REPAIRS, MAINTENANCE & SUPPLIES              --           --           --           --           --           --           --
17. ADMINISTRATIVE & SELLING                     --           --           --           --           --           --           --
18. OTHER (attach list)                          --           --           --           --           --           --           --
TOTAL DISBURSEMENTS FROM OPERATIONS              --           --           --           --           --           --           --
19. PROFESSIONAL FEES                            --           --           --           --           --           --           --
20. U.S. TRUSTEE FEES                            --           --           --           --           --           --           --
21. OTHER REORGANIZATION EXPENSES
(attach list)                                    --           --           --           --           --           --           --
TOTAL DISBURSEMENTS                              --           --           --           --           --           --           --
22. NET CASH FLOW                                --           --           --           --           --           --           --
23. CASH - END OF MONTH (MOR-2)                  --           --           --           --           --           --           --

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01

MOR-7                                     *Applies to Individual debtor's only.

CASE NAME: STERLING CHEMICALS INTERNATIONAL         CASE NUMBER: 01-37809-H4-11

Chase Bank of Texas - #00100551903

   OTHER CASH RECEIPTS AND                                                                                               FILING TO
   DISBURSEMENTS:                         8/31/2001(1)   Sep-01        Oct-01       Nov-01       Dec-01      Jan-02         DATE
   -----------------------                ------------  ----------   ----------   ----------   ----------   ----------   ----------

 6. OTHER RECEIPTS:
    Interest Income                              --           --           --           --           --           --           --
    401(k) Plan Refund                           --           --           --           --           --           --           --
    Cobra Insurance Payment                      --           --           --           --           --           --           --
    Miscellaneous                                --           --           --           --           --           --           --
    Royalty Owners Trust Account
    Emission Credits                             --           --           --           --           --           --           --



TOTAL OTHER RECEIPTS                             --           --           --           --           --           --           --
18. OTHER DISBURSEMENTS:
    Lease Operating Expense
    Workover Expense
    Capital Expenditures                         --           --           --           --           --           --           --
    Revenue & Royalties
    Interest Payment                             --           --           --           --           --           --           --
    Restricted Cash - Bond Funding               --           --           --           --           --           --           --
    Severance Tax
    Pre-petition checks voided in
    current period                               --           --           --           --           --           --           --


TOTAL OTHER DISBURSEMENTS                        --           --           --           --           --           --           --

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01

         MOR-7 ATTACHMENT

CASE NAME: Sterling Chemicals International, Inc.    CASE NUMBER: 01-37809-H4-11


                          CASH ACCOUNT RECONCILIATION
                            MONTH OF SEPTEMBER 2001


BANK NAME                   Chase Bk of TX
ACCOUNT NUMBER               00100551903
ACCOUNT TYPE                Concentration                                                                                  TOTAL
------------                --------------                                                                                 -----

BANK BALANCE                                                                                                              $   --
DEPOSIT IN TRANSIT                                                                                                            --
OUTSTANDING CHECKS                                                                                                            --
OTHER
ADJUSTED BANK BALANCE          $   --        $   --     $   --     $   --     $   --     $   --     $   --     $   --     $   --
BEGINNING CASH - PER BOOKS                                                                                                $   --
RECEIPTS                                                                                                                      --
TRANSFERS BETWEEN ACCOUNTS                                                                                                    --
(WITHDRAWAL) CONTRIBUTION-                                                                                                    --
BY INDIVIDUAL DEBTOR MFR-2                                                                                                    --
CHECKS/OTHER DISBURSEMENTS                                                                                                    --
ENDING CASH - PER BOOKS        $   --        $   --     $   --     $   --     $   --     $   --     $   --     $   --     $   --


Note: Bank statements have not been received in time to complete this report. Future reports will include reconciliations for the prior month.

         MOR-8

CASE NAME: STERLING CHEMICALS INTERNATIONAL, INC.   CASE NUMBER: 01-37809-H4-11



                      PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

                                                                                                                         FILING TO
  INSIDERS: NAME/POSITION/COMP TYPE (2)   8/31/2001(1)   Sep-2001     Oct-2001     Nov-2001     Dec-2001     Jan-2002       DATE
  -------------------------------------   ------------  ----------   ----------   ----------   ----------   ----------   ----------

1.                                         $     --     $     --     $     --     $     --     $     --     $     --     $     --
2.                                               --           --           --           --           --           --           --
3.                                               --           --           --           --           --           --           --
4.                                               --           --           --           --           --           --           --
5.                                               --           --           --           --           --           --           --
6.                                               --           --           --           --           --           --           --
7.                                               --           --           --           --           --           --           --
8.                                               --           --           --           --           --           --           --
9.                                               --           --           --           --           --           --           --
TOTAL INSIDERS (MOR-1)                     $     --     $     --     $     --     $     --     $     --     $     --     $     --




              PROFESSIONALS                                                                                              FILING TO
             NAME/ORDER DATE              8/31/2001(1)   Sep-2001     Oct-2001     Nov-2001     Dec-2001     Jan-2002      DATE
             ---------------              ------------  ----------   ----------   ----------   ----------   ----------   ----------
1.                                         $     --     $     --     $     --     $     --     $     --     $     --     $     --
2.                                               --           --           --           --           --           --           --
3.                                               --           --           --           --           --           --           --
4.                                               --           --           --           --           --           --           --
5.                                               --           --           --           --           --           --           --
6.                                               --           --           --           --           --           --           --
TOTAL PROFESSIONALS (MOR-1)                $     --     $     --     $     --     $     --     $     --     $     --     $     --

(1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

(2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.

         MOR-9